UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

GTECH Holdings Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11250	05-0450121
(Commission File Number)	(IRS Employer Identification Number)

55 Technology Way, West Greenwich, Rhode Island 02817

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: 401-392-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

This Report incorporates by reference the press release issued by GTECH Holdings Corporation (“GTECH”) on June 22, 2006 announcing GTECH's first quarter results for fiscal 2007 (which ends February 24, 2007), the text of which press release is included as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTECH HOLDINGS CORPORATION

By:	/s/ Walter G. DeSocio
Walter G. DeSocio Senior Vice President, General Counsel and Secretary and Chief Compliance Officer, Human Resources

Dated: June 22, 2006

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release dated June 22, 2006